EXHIBIT 23A



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our reports dated August 5, 1998, included in Lincoln Snacks Company's Form 10-K for the fiscal year ended June 30, 1998, into the Company's previously filed Registration Statement on Form S-8 (File
No. 33-99404) and Registration Statement on Form S-3 (File No. 33-99402).


                                        /s/ Arthur Andersen LLP
                                        ------------------------
                                        ARTHUR ANDERSEN LLP



Stamford, Connecticut,
May 21, 1999